                                                                      EXHIBIT 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-26024, as amended by Amendment No. 1 to the Registration Statement, File No. 2-97533, and File No. 333-02029) of Burlington Resources Inc. of our report dated June 25, 2004 relating to the financial statements of Burlington Resources Inc. Retirement Savings Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP


Houston, Texas
June 28, 2004